iShares®

iShares, Inc.

iShares Trust

iShares U.S. ETF Trust

Supplement dated March 1, 2021 (the “Supplement”)

to the Prospectus (the “Prospectus”)

for each of the Funds listed below (each, a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, each Fund’s Prospectus.

The Fund expects to implement certain changes to the process of determining the Fund’s Net Asset Value no sooner than March 1, 2021, but no later than May 3, 2021. Foreign currency exchange rates with respect to the portfolio securities denominated in non-U.S. currencies will be generally determined as of the close of business on the New York Stock Exchange.

iShares Funds

Supplement to the Prospectus dated as of March 1, 2021:

BlackRock Short Maturity Bond ETF

BlackRock Ultra Short-Term Bond ETF

iShares 0-5 Year Investment Grade Corporate Bond ETF

iShares 1-3 Year International Treasury Bond ETF

iShares Aaa-A Rated Corporate Bond ETF

iShares Bloomberg Roll Select Commodity Strategy ETF

iShares Commodity Curve Carry Strategy ETF

iShares Core International Aggregate Bond ETF

iShares Fallen Angels USD Bond ETF

iShares Floating Rate Bond ETF

iShares Global Green Bond ETF

iShares Gold Strategy ETF

iShares GSCI Commodity Dynamic Roll Strategy ETF

iShares International High Yield Bond ETF

iShares International Treasury Bond ETF

iShares J.P. Morgan EM Corporate Bond ETF

iShares J.P. Morgan EM Local Currency Bond ETF

iShares J.P. Morgan USD Emerging Markets Bond ETF

iShares US & Intl High Yield Corp Bond ETF

iShares Yield Optimized Bond ETF

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-SFV5-0321

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE